2012 Annual Stockholders Meeting December 6, 2012

• Key Message Points • Business Transition: Historical Perspective • Framer Brothers Overview • Financial Overview for FY 2012 and Q1 2013 • Questions Agenda

3 Certain statements contained in this presentation, including, but not limited to, statements regarding the development and growth of our business, our intent, belief or current expectations, primarily with respect to future operating performance and the products and services we expect to offer and other statements contained herein regarding matters that are not historical facts are “forward-looking statements” within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates, and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “feels,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes,” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Stockholders and other readers should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, fluctuations in availability and cost of green coffee, competition, organizational changes, the impact of a weaker economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, and changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other factors described from time to time in our filings with the Securities and Exchange Commission. Cautionary Statement Regarding Forward-Looking Statements

Key Message Points 1 • Overall, we continue making progress improving the Company’s financial results, capabilities, and employee engagement. 2 •We have spent considerable time finishing the recent integrations. This is intended to leverage our specialty coffee capabilities, lower costs, and attract major customers. 3 •We have made several important changes in our performance management process to better link each employee's performance to improved results and shareholder value. 4

5 Traditional, Premium & Specialty Coffees Primarily Traditional Coffee Three roasting facilities; DSD distribution in 48 states West Coast focused One brand: 2010 Vendor of the Year for Sheetz, Inc. and Target Corporation 2012 Vendor of the Year for Einstein Brothers Restaurant Group Known primarily for supplying small operators Industry leading product development, roasting, sustainability, and risk management capabilities in coffee. Basic coffee resources High Touch Customer Service Strategy Since 1912 Multiple brands: Business Transition: Historical Perspective PRE - 2007 TODAY

6 A leading manufacturer, wholesaler and distributor of coffee, tea and culinary products • Founded in 1912 • Today, one of the country’s largest direct store delivery (DSD) coffee companies Differentiated business model • One of the most complete local, regional and national DSD networks in the coffee industry • Unique low cost production capabilities at all three quality tiers • Unparalleled distribution network serving multiple segments of foodservice and retail channels Experienced and motivated management team • Significant experience across consumer branded, packaged good and beverage companies FY12 Revenue $495.4M Farmer Brothers Overview

7  6 distribution centers and 117 branch warehouses  Approximately 500 routes servicing 63,000 customers in 48 states Distribution center Manufacturing facility Branch Nationwide Distribution Network

Industry Drivers: Cautiously Optimistic

FISCAL STATE

Positive foodservice sales growth balanced by unknown fiscal cliff.

Industry Growth

1-2% sales growth in foodservice segments

Fiscal Cliff

Tax increases + cuts in government funding

COMPETITION

Resurgent competition in coffee market.

- Starbucks Coffee: Revitalized coffee products in coffeehouses
- Green Mountain Coffee: New brew methods, renewed consumer interest
- Coca-Cola: Entering coffee with "Georgia" brewed coffee

COFFEE CONSUMPTION

Favorable trends and opportunities available.

- *64% of Americans drinking coffee daily*
- *51% share growth in total coffee consumption - Ages 18-39 (from 38% to 57% - 2010 vs. 2012)*
- *44% share growth in Specialty coffee consumption (from 37% to 54% - 2011 vs. 2012)*
- *10% share growth in Iced/Frozen category (5 yr CAGR)*
- *5% share growth in Espresso-based category (5 yr CAGR)*

SUSTAINABILITY

Higher awareness and interest in sustainability.

61% of consumers
and
57% of foodservice operators
interested in
sustainable/green coffee options

USDA ORGANIC · FAIR TRADE CERTIFIED · RAINFOREST ALLIANCE CERTIFIED

Sources : 1. Technomic, Google 2. Google 3. National Coffee Association 4. Datassentials (Farmer Bros. Proprietary Data)

Farmer Brothers

8

9 • Leverage high quality coffees and teas • Industry leading personnel, convenient DSD service • Leverage route network in less competitive geographic markets • Drive hot and iced tea penetration • Product promotions focused on higher margin items • Use culinary portfolio to increase average invoice size • Invest in R&D, and marketing • Launch specialty coffee under Farmer Brothers • Improved iced tea program • Focus on high growth espresso and iced coffee categories • Differentiate through QA, sustainability, product dev. and risk management programs • Leverage industry leading supply and distribution network to be highest value foodservice coffee supplier Strategy #1: Focus on Growing the Street Business Strategy #2: Increase Product Penetration Strategy #3: Focus Resources in High Growth Categories Strategy #4: Attract Profitable Major Accounts Farmer Brothers’ Growth Strategy

10 • Reduce Inventory Across System • Hedging Strategy • Brand Rationalization • Asset Optimization • Operating Expense Reduction Strategy #5: Attack Non-Value Added Costs Farmer Brothers’ Growth Strategy (continued) • Align Employee Performance to Annual Operating Plan • Clear Employee Evaluation Process • Performance- Based Incentives • Improve Engagement and Morale • Develop Strategic Marketing Capability • Improve Safety to Best in Class Strategy #6: Improve Capability and Align to Create Shareholder Value • Sturm – Cup/Pod • Smuckers – Liquid Coffee • Aramark – Supply & Brand Development Strategy #7: Create Strategic Partnerships

DSD Club/Depot Broadline 11 Source: Datassentials – Proprietary Data DSD Model Focuses on Exceeding Customers’ Needs Across Our Beverage Portfolio Important Products • Coffee & Tea are TOP profit categories for restaurants. • 1 in 4 operators agree: Coffee & Tea contribute to operation’s overall image. Top 3 Operator Needs 1. Better variety of coffee/tea products 2. Maintenance/Repair of coffee/tea equipment 3. Training staff on new products + equipment Only DSD fulfills Top 3 Operator Needs!

12 LOADING THE TRUCK: In September, we launched a new line of specialty coffees, the Artisan Collection by Farmer Brothers®, as well as Twinings® premium teas. LEADING WITH EXPERTISE: Focused training for all regional sales reps on specialty coffee and tea. UPGRADING PRODUCTION: Adding state-of-the-art roasting and packaging equipment in Houston and Torrance facilities. BUILDING & UPGRADING THE BRAND: Integrating our brands under a strong leading company brand, simply: Farmer Brothers®. Investing in the Future

13 Industry Leadership Paul Thornton, President Elect, SCAA Connections at Origin Large scale direct trade program in 6 countries Risk Management Innovative hedging tools National DSD Unparalleled reach in 48 states Market Insights Partnerships with Datassential, Nielsen, Symphony IRI, & The Hartman Group Innovation Lab Public Domain Coffee® in Portland, OR Brand Development “Creativelab “on-site design agency Sustainability Programs Co-Founder: World Coffee Research QC & Product Development State-of-the-art SCAA- certified coffee lab Dedicated Account Management Vendor of the Year at Sheetz & Target (2010) Einstein Golden Bagel (2012) Our National Customers Developing Model for National Accounts

RETAIL FOODSERVICE Specialty Grocery/Mass Wholesale Restaurant C-Store Hospitality On-Site/Other 14 Major Accounts

15 Significant Wins

Improving Employee Performance and Creating Shareholder Value

We are focused on restoring the culture of Farmer Brothers Building a High Performance Culture 17 • We are now one company. We are aligning work and processes across the entire company. Completing Integration • Ensuring all employees know where we are going, key strategies, and their role. Strategy Communication • Ensuring all employees have a clear idea of what is expected & how they will be evaluated, tying to the Annual Operating Plan & creating shareholder value. Setting Expectations/ Evaluations • In addition to performance reviews, we have added a program to celebrate quarterly and annual accomplishments which set a new standard. Rewarding Success/ Accomplishment KE Y S TR A TE G IE S

Corporate Responsibility & Sustainability

What is Corporate Responsibility? • A corporate function that is a reaction to global social, environmental, and economic issues: – In 40 years, there will be two billion more people and many more engaged in our high-consumptive economy. – Resources are becoming scarcer and more expensive. Waste is becoming prohibitive. • As a corporate citizen, we are part of the solution. – By monitoring our business practices and engaging stakeholders, we can discover a smarter, leaner way to do business. – By weaving a sustainable philosophy into our business values, we evolve as a leader in the coffee industry. 19

Our Model: Social Environmental Economic Development ENVI R O N M EN TA L Giving policy Stewardship funds Fair Trade Healthful company culture Increase worker retention Healthful product Cost control Long-term viability Attract new business Waste reduction Energy reduction Water reduction Track emissions Recycle/Compost Renewable resources Material reduction Rainforest Alliance Organic 20

TORRANCE HOUSTON PORTLAND 21 coffee, spices coffee, tea coffee Production Capabilities

Financial Overview

23 CBI acquisition – April 2007; Sara Lee DSD acquisition – February 2009 Fiscal Year ended June 30 Acquisition of CBI Acquisition of SL DSD (coffee & Tea) Revenue Growth Trend

24 Fiscal Year ended June 30 * A reconciliation of EBITDAE to Net Income (Loss) is included in the Company’s form 10-K filed with the SEC for the applicable fiscal year FY12 Financial Performance vs. FY11

25 • Coffee commodity costs more than doubled from July 2010 to May 2011, but after a period of volatility have declined materially since September 2011 • Farmer Brothers increased its prices to cover the cost increase, but like its competitors, lagged somewhat behind the rapid run-up in costs • Coffee commodity costs have retreated more recently, providing better margin opportunities, and the Company has “locked in” some of its future coffee purchases, which is expected to provide more margin stability going forward stable Cost of Coffee Has Become More Favorable

26 FY12 Accomplishments Leading to FY13 Growth Despite unfavorable external factors, increased top line by 7% and grew National Account business by over 20% Increased margin $ per pound on coffee during the year and expect margins to continue to improve in the short term with the improvement in the coffee markets Developed the Artisan Collection, focusing our efforts to gain market share in the fast growing premium and specialty sectors of the market Aligned organization to meet current economic conditions – operated with 15% less headcount than at time of 2009 Sara Lee DSD acquisition Reduced operating expenses by nearly 15% year over year as a result of integration efforts Instituted a comprehensive hedging strategy to help smooth the impact of the recently volatile coffee markets Increased product breadth, technical expertise, and marketing and sales capabilities leading to notable increases in revenue per customer

Q1– fiscal year to date ending September 30. * A reconciliation of EBITDAE to Net Income (Loss) is included in the Company’s form 10-K filed with the SEC for the applicable fiscal year 27 Q1 Financial Performance (FY13 vs. FY12 & FY11)